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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48532) of U.S. Bancorp of our report dated June 18, 2001 relating to the financial statements of the Firstar Thrift Savings 401(k) Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
July 12, 2001